**EXECUTION**

**DATE: 16 OCTOBER 2019**

**NEW CENTURY LOGISTICS COMPANY LIMITED**
**新世紀儲運有限公司**
**(as the Company)**

**AND**

**WELL KING TRANSPORTATION LIMITED**
**偉基運輸有限公司**
**(as the Service Provider)**

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# MASTER AGREEMENT FOR PROVISION OF SERVICES

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**THIS AGREEMENT** is dated 16 October 2019

**BETWEEN:**

(1) **NEW CENTURY LOGISTICS COMPANY LIMITED 新世紀儲運有限公司**, a company incorporated in Hong Kong with limited liability and having its registered office at Units 703 & 703A, 7/F, Block B, Hoi Luen Industrial Centre, 55 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong (company no. 808364) (the "**Company**"); and

(2) **WELL KING TRANSPORTATION LIMITED 偉基運輸有限公司**, a company incorporated in Hong Kong with limited liability and having its registered office at Lot Nos. 481 (partial), 482 (partial), Section A of 485 (partial), 496 (partial), 497 (partial), 498 (partial), 499 (partial), 500 (partial) and 501 (partial) in Demarcation District No. 107, Fung Kat Heung, Yuen Long, New Territories, Hong Kong (company no. 695685) (the "**Service Provider**").

**WHEREAS:**

(A) The Company is principally engaged in the provision of freight forwarding and logistics services, including but not limited to, air and ocean export and import freight forwarding services which range from sale of cargo space, cargo pick up, preparation of freight documentation, arrangement of customs clearance to cargo handling at ports, as well as related services such as warehousing and transportation.

(B) The Service Provider is principally engaged in the provision of local logistics and warehousing services, including but not limited to, warehousing, loading and unloading, palletisation, labelling, repackaging, local transportation and x-ray screening of the shipment(s) by air.

(C) The Company has engaged the Service Provider to provide and the Service Provider and/or its Affiliate(s) has agreed to provide to member(s) of the Group, the Services (as defined hereinafter below) subject to the terms and conditions of this Agreement.

(D) The parties hereto acknowledge that this Agreement and the transactions contemplated hereunder are intended to be a master agreement on which other Subcontract(s) (as defined below) will be based, unless the parties to the Subcontract(s) agree otherwise or the context does not permit.

**NOW IT IS HEREBY AGREED AS FOLLOWS:**

## 1. <u>INTERPRETATION</u>

1.1 In this Agreement, unless the context otherwise requires or permits, the following words and expressions shall have the meanings ascribed to each of them respectively below:

| | |
|---|---|
| "**Affiliate(s)**" | any person(s), directly or indirectly, controlling, controlled by or under direct or indirect common control with another person |

| | |
|---|---|
| **"Agreement"** | this agreement and any annexure, variation or schedule attached to it |
| **"Commencement Date"** | 1 August 2019 |
| **"Expiry Date"** | 31 March 2025 or such earlier date on which this Agreement shall be terminated in accordance with the terms hereof |
| **"Fees"** | collectively the Logistics Fee, the Warehousing Fee and the X-ray Fee |
| **"GEM Listing Rules"** | the Rules Governing the Listing of Securities on GEM of The Stock Exchange of Hong Kong Limited |
| **"Group"** | the Company and its subsidiaries and "**member of the Group**" or "**Group member**" shall be interpreted accordingly |
| **"Hong Kong"** | the Hong Kong Special Administrative Region of the People's Republic of China |
| **"Logistics Fee"** | the fee payable by members of the Group to the Service Provider for the Logistics Services under this Agreement as agreed between the parties from time to time |
| **"Logistics Services"** | logistics and related services, including but not limited to loading and unloading, palletisation, labelling, repackaging and local transportation, to be provided by the Service Provider and/or its Affiliates to the Group and/or such other services as shall be agreed by the parties in writing from time to time |
| **"party"** | a party to this Agreement and "**parties**" shall be interpreted accordingly |
| **"Services"** | collectively the Logistics Services, the Warehousing Services and the X-ray Services |
| **"Subcontract(s)"** | the relevant contract(s) entered and to be entered between member(s) of the Group and the Service Provider and/or its Affiliates from time to time after arm's length negotiations in relation to the provision of the Services |
| **"Term"** | the period commencing on the Commencement Date and ending on the Expiry Date |
| **"Warehousing Fee"** | the fee payable by members of the Group to the Service Provider for the Warehousing Services under this |

| | |
|---|---|
| | Agreement as agreed between the parties from time to time |
| **"Warehousing Services"** | warehousing and related services, including but not limited to storage and inventory management, to be provided by the Service Provider and/or its Affiliates to the Group and/or such other ancillary services as shall be agreed by the parties in writing from time to time |
| **"X-ray Fee"** | the fee payable by members of the Group to the Service Provider for the X-ray Services under this Agreement as agreed between the parties from time to time |
| **"X-ray Services"** | x-ray screening of shipments by air and related services to be provided by the Service Provider and/or its Affiliates to the Group and/or such other ancillary services as shall be agreed by the parties in writing from time to time |
| **"HK$"** | Hong Kong dollars, the lawful currency of Hong Kong |

1.2 The headings of this Agreement are inserted for convenience only and shall be ignored in construing this Agreement. Unless the context otherwise requires, references in this Agreement to the singular shall be deemed to include references to the plural and vice versa; references to one gender shall include all genders and references to any person shall include a natural person, partnership, joint venture, firm, association, corporation or other body corporate.

1.3 References in this Agreement to clauses are references to clauses of this Agreement and references to paragraphs are unless otherwise stated, references to paragraphs of the clause.

1.4 The words 'such as', 'including', 'particularly' and similar expressions are not used as, nor are intended to be, interpreted as words of limitation.

1.5 No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this Agreement or any part of it.

1.6 The expressions "Company" and "Service Provider" shall, where the context permits, include their respective successors, assigns and personal representatives.

## 2. PROVISION OF SERVICES

2.1 The Company has agreed to engage the Service Provider for the provision of the Services, including the Logistics Services, the Warehousing Services and the X-ray Services. Subject to the entering into of the Subcontract(s) between the Company or the relevant member of the Group and the Service Provider or its Affiliates, the Services to be provided may be for a period or on a project basis and on such terms as may be agreed in writing by entering into of the Subcontract(s) between the relevant member of the Group and the Service Provider or its Affiliates from time to time.

2.2 Logistics Fee charged by the Service Provider to the Company shall be based on the quotation agreed between the parties and may be varied subject to mutual agreement between the parties from time to time.

2.3 Warehousing Fee charged by the Service Provider to the Company shall be based on the quotation agreed between the parties and may be varied subject to mutual agreement between the parties from time to time.

2.4 X-ray Fee charged by the Service Provider to the Company shall be based on the quotation agreed between the parties and may be varied subject to mutual agreement between the parties from time to time.

2.5 For the avoidance of doubt, the Services to be provided to the Company is on the non-exclusive basis and this Agreement shall not restrict or limit the Group to engage any third parties for the provision of similar services.

2.6 The actual Fees payable by member(s) of the Group and charged by the Service Provider or its Affiliates shall be subject to and set out in the Subcontract(s), and a monthly invoice shall be sent to the Company or relevant member(s) of the Group by the Service Provider or its Affiliates stating the total Fees payable at the end of each month.

2.7 The Fees charged by the Service Provider or its Affiliates and any variance to the agreed fee as set forth in the quotations agreed between the parties shall be determined on normal commercial terms and after arm's length negotiation at a rate not less favourable to the Group than the fees charged by the Service Provider or its Affiliates when providing similar Services to independent third parties, due to the long term business relationship among the parties.

2.8 Notwithstanding the provisions of this Agreement, the aggregate of the actual Logistics Fee and the Warehousing Fee payable by member(s) of the Group to the Service Provider or its Affiliates shall be not less than HK$350,000 per calendar month.

2.9 In consideration of the Fees payable by member(s) of the Group to the Service Provider or its Affiliates, the Service Provider or its Affiliates shall allow members of staff of the Group to station in the warehouse on an as-needed basis.

2.10 The Service Provider or its Affiliates shall use reasonable endeavours to provide the Service in accordance with the specifications and requirements as specified in the Subcontract(s).

## 3. <u>WARRANTIES AND REPRESENTATIONS</u>

3.1 The Company represents and warrants to the Service Provider that it is duly incorporated and validly existing under the laws of its place of incorporation, has the full power and authority to carry on its business and to enter into and perform this Agreement.

3.2 The Service Provider represents and warrants to the Company that it is duly incorporated and validly existing under the laws of its place of incorporation, has the full power and authority to carry on its business and to enter into and perform this Agreement.

3.3 The Service Provider further represents and warrants to the Company that it has obtained all licenses and approvals (if required) and has the right to undertake the Services without any restrictions.

3.4 The Service Provider agrees to indemnify the Group against (i) any and all claims arising out of the Service Provider's and/or its Affiliates' breach of any of the terms of this Agreement or for whatever reasons, the Service Provider's and/or its Affiliates' failure to render the Services; and/or (ii) any loss it may suffer as a result of any of the above representations or warranties being untrue, incorrect or inaccurate.

## 4. TERMINATION

4.1 This Agreement shall be effective for the Term and shall, unless terminated in accordance with provisions of Clauses 4.2 or 4.3, continue in full force until its expiry on the Expiry Date.

4.2 Either party shall be entitled forthwith to terminate this Agreement immediately by notice in writing to the other if:

(1) the other party commits any continuing or material breach of this Agreement provided however that in the case of a breach capable of remedy, the right of termination under this paragraph (1) shall not be exercised until the party complaining of such breach shall have given to the other notice in writing specifying the same and requiring it to be rectified within a reasonable time (not being more than one month) and such other party shall have failed to comply with such notice within the time specified in the notice;

(2) an encumbrancer takes possession over all or a substantial part of the property or assets of the other party;

(3) the other party makes any voluntary arrangement with its creditor or becomes subject to an administrative order;

(4) the other party goes into liquidation;

(5) the other party ceases, or threatens to cease, to carry on all or a substantial part of its business; or

(6) anything occurs under the law of any jurisdiction which has a substantially similar effect to any of the above paragraphs.

4.3 Without limiting clause 4.2, the Company shall be entitled to terminate this Agreement (i) immediately if the Service Provider is in breach of any laws and/or regulations and is unable to provide any or a substantial part of Services required; or (ii) by a one-month prior written notice to the Service Provider, provided that such termination shall

not affect the rights and obligations of the parties to the Subcontract(s) entered prior to termination.

4.4 On termination of this Agreement for any reason, neither party shall have further obligation under this Agreement to the other, subject to the accrued rights of either party in respect of any antecedent breaches of this Agreement by the other party.

## 5. NOTICES AND CONFIDENTIALITY

5.1 All notices or other communications required to be served or given pursuant to this Agreement shall be:

(1) in writing and may be sent by prepaid postage, (by airmail if to another country), facsimile transmission, personal delivery or emailed;

(2) sent to the parties hereto at the telex number, facsimile number, address or email address from time to time designated in writing by that party to the other, the facsimile number, email address and initial address so designated by each party being set out at the beginning of this Agreement; and

(3) deemed to have been given and received by the relevant parties (a) within two days after the date of posting, if sent by local mail; seven days after the date of posting, if sent by airmail; (b) when delivered, if delivered by hand; and (c) on despatch, if sent by facsimile transmission or email.

| | | |
|---|---|---|
| To the Company | : | |
| Address | : | Units 703 & 703A, 7/F, Block B, Hoi Luen Industrial Centre, 55 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong |
| Fax number | : | (852) 2148 6728 |
| Attention | : | The Board of Directors |
| | | |
| To the Service Provider | : | |
| Address | : | Lot Nos. 481 (partial), 482 (partial), Section A of 485 (partial), 496 (partial), 497 (partial), 498 (partial), 499 (partial), 500 (partial) and 501 (partial) in Demarcation District No. 107, Fung Kat Heung, Yuen Long, New Territories, Hong Kong |
| Attention | : | The Board of Directors |

5.2 Each of the parties undertakes to the other that it will not, at any time after the date of this Agreement, divulge or communicate to any person other than to its professional advisers, or when required by law or any rule of any relevant stock exchange body, or to its respective officers or employees whose province it is to know the same any confidential information concerning the business, accounts, finance or contractual arrangements or other dealings, transactions or affairs of any of the others which may be within or may come to its knowledge and it shall use its best endeavours to prevent the publication or disclosure of any such confidential information concerning such matters.

5.3 No public announcement or communication of any kind shall be made in respect of the subject matter of this Agreement unless specifically agreed between the parties or unless an announcement is required pursuant to the applicable law and the regulations or the requirements of the Stock Exchange, Securities and Futures Commission of Hong Kong or any other regulatory body or authority. Any announcement by any party required to be made pursuant to any relevant law or regulation or the requirements of the Stock Exchange, Securities and Futures Commission of Hong Kong or any other regulatory body or authority shall be issued only after such prior consultation with the other party as is reasonably practicable in the circumstances. For the avoidance of doubt, the Service Provider acknowledges and consents that the Company or its holding company may disclose in the prospectus and/or ancillary documents in respect of this Agreement and the transactions contemplated thereunder.

## 6. ASSIGNMENT

This Agreement shall be binding upon each party's personal representatives and, none of the rights of the parties under this Agreement may be assigned or transferred without the prior written consent of the other of them, save and except for that the Company may assign or transfer all or part of its rights and obligations hereunder to any member of the Group without the consent of the Service Provider.

## 7. FURTHER ASSURANCE

Each of the parties hereto shall at the cost of the other party execute, do and perform or procure to be executed, done and performed by other necessary parties all such further acts, agreements, assignments, assurances, deeds and documents as the requesting party may reasonably require to give legal effect to the provisions of this Agreement.

## 8. NO PARTNERSHIP AND NO AGENCY

The parties to this Agreement hereby declare and confirm that the relationship between the parties is entirely contractual in nature and does not constitute any partnership or agency relationship between them.

## 9. ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties hereto with respect to the matters dealt with herein and supersedes any previous agreements, arrangements, statements, understandings or transactions between the parties hereto in relation to the matters hereof. There is no other agreement, understanding, warranty or representation, whether oral or written, binding the parties concerning any aspect of this Agreement.

## 10. COSTS

Each of the parties shall bear its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation, execution and performance of this Agreement and all incidental documents.

## 11. COUNTERPART

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of parties hereto may execute this Agreement by signing any such counterparts. All parties agree that a facsimile of a party's signature or other electronically transmitted signature of a party is sufficient to indicate their approval of the terms of this Agreement and agree to be so bound.

## 12. THIS AGREEMENT CONTINUES

This Agreement continues to have effect and does not merge where necessary to ensure the intentions of the parties.

## 13. SEVERABILITY

If all or any part of a provision of this Agreement is held to be unenforceable or invalid, then that provision (or part of it) must:

(1) where possible, be interpreted as narrowly as necessary allow it to be enforceable and valid; or

(2) be severed from this Agreement,

and in either case the validity and enforceability of the remaining provisions is not affected.

## 14. NO WAIVER

14.1 A party may exercise its rights at any time and does not waive those rights even if that party previously waived a breach or default of all or part of the same or other provision or delayed or omitted to exercise its rights.

14.2 A waiver is only effective if it is signed by the party granting the waiver and to the extent set out in the waiver.

## 15. GOVERNING LAW AND JURISDICTION

15.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

15.2 The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

15.3 Unless expressly provided to the contrary in this Agreement, a person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) to enforce any of the terms of this Agreement, and whether so provided in this Agreement or not, no consent of third party is required for the amendment to (including the waiver or compromise of any obligation), rescission of or termination of this Agreement.

IN WITNESS WHEREOF this Agreement has been duly executed by all parties hereto the day and year first above written.

**THE COMPANY**

**SIGNED** by )
)
for and on behalf of )
**NEW CENTURY LOGISTICS** )
**COMPANY LIMITED** )
**新世紀儲運有限公司** )
)
in the presence of: )

**THE SERVICE PROVIDER**

**SIGNED** by )
)
for and on behalf of )
**WELL KING TRANSPORTATION** )
**LIMITED 偉基運輸有限公司** )
)
in the presence of: )